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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 4, 2005

                              --------------------

                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)

         MICHIGAN                    000-51166                 38-3423227
(State or other jurisdiction      (Commission File            (IRS Employer
     of incorporation)                Number)             Identification Number)

1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                         49441
 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code             231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On May 4, 2005, Community Shores Bank (the "Bank"), a wholly-owned subsidiary of Community Shores Bank Corporation, entered into a Purchase Agreement with POT #103, Inc., a dissolved Michigan corporation, to purchase property located at 180 North Causeway in the City of North Muskegon. The property includes all buildings, improvements, easements, division rights, hereditaments and appurtenances situated on or associated with the land. The Bank intends on razing the building and using the land to build a branch for its North Muskegon banking location. The current North Muskegon banking location is leased. The agreed on purchase price is $855,000 and is subject to the terms and conditions outlined in the Purchase Agreement. The Purchase Agreement is included as exhibit 10.1.

Forward-Looking Statements

      This report contains information relating to the Purchase Agreement and the plans of the Company and the Bank that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995). These forward looking statement are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include a failure by the Bank or POT #103, Inc. to satisfy the terms and conditions of the Purchase Agreement, or to close the purchase; problems with title to the land being purchased; a change in the Bank's plans for the use of the land; difficulties or delays in obtaining necessary local governmental approvals relating to demolition of the existing building or constructing the new bank branch, or failure to obtain such approvals; problems in planning or construction; changes in the Bank's perceived need for a branch at this location; changes in the national or local economy; and other factors, including risk factors, referred to from time to time in filings made by the Company with the Securities and Exchange Commission. The Company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number                           Description
--------------                           -----------
    10.1       Purchase Agreement between Community Shores Bank and POT #103,
               Inc.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMMUNITY SHORES BANK CORPORATION

                                         By:   /s/ Tracey A. Welsh
                                            -------------------------------
                                               Tracey A. Welsh
                                               Senior Vice President,
                                               Chief Financial Officer and
                                               Treasurer

Date: May 9, 2005

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                                  EXHIBIT INDEX

Exhibit Number                            Description
--------------                            -----------
    10.1          Purchase Agreement between Community Shores Bank and POT #103,
                  Inc.

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